UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 of this report, at the Annual Meeting, the shareholders of the Company approved a proposal to amend the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan (“Incentive Plan”) to increase the shares of Common Stock reserved for issuance under the Incentive Plan by 38,500,000 shares (the “Incentive Plan Amendment”). Accordingly, the Board of Directors has adopted the Incentive Plan Amendment. The foregoing description of the Incentive Plan (as amended) does not purport to be complete and is qualified in its entirety by reference to the text of the Incentive Plan (as amended), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 5, 2024, New York Community Bancorp, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). As described in Item 5.07 of this report, at the Annual Meeting, the shareholders of the Company approved proposals to:

•

Amend the Amended and Restated Certificate of Incorporation of the Company (the “COI”) to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of common stock of the Company (“Common Stock”) from 900,000,000 to 2,000,000,000 (the “COI Amendment”); and

•

Waive from the application of Article Fourth, Section C, Clauses 1 and 4 of the COI, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting in excess of such 10% threshold, affiliates of funds managed by Liberty 77 Capital L.P. (the “Liberty Investors”) and affiliates of funds managed by Reverence Capital Partners, L.P. (the “Reverence Investors”), but not any other shareholders of the Company.

The COI Amendment became effective upon the filing of a Certificate of Amendment (the “Amendment”) with the Secretary of State of the State of Delaware on June 7, 2024. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting was held on Wednesday, June 5, 2024, virtually via webcast, pursuant to notice duly given.

(b)

At the close of business on April 12, 2024, which was the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 804,265,543 shares of the Common Stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

(c)	At the Annual Meeting, the holders of 653,704,514 shares of Common Stock were represented in person or by proxy constituting a quorum.

(d)	The matters considered and voted on by the Company’s shareholders at the Annual Meeting, and the vote itself, were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Milton Berlinski	470,137,885	12,371,477	4,430,208
Alan Frank	470,976,439	11,578,138	4,384,993
Jennifer R. Whip	441,548,969	41,067,044	4,323,557

There were 166,764,944 broker non-votes on this proposal.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
627,777,841	22,073,086	3,853,587

3.	The results of the vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
456,306,750	25,374,678	5,258,142

There were 166,764,944 broker non-votes on this proposal.

4.

The results of the vote to amend the COI to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of Common Stock that the Company has authority to issue from 900,000,000 to 2,000,000,000 were as follows:

Shares Voted For	Shares Voted Against	Abstentions
455,437,797	28,151,093	3,350,680

There were 166,764,944 broker non-votes on this proposal.

5.

The results of the vote to amend the COI to effect a reverse stock split of the Common Stock by a ratio of 1-3 (with such action to take place as determined by the Board of Directors of the Company within one year after the conclusion of the Annual Meeting) and a corresponding reduction in the total number of shares of Common Stock that the Company is authorized to issue under the COI were as follows:

Shares Voted For	Shares Voted Against	Abstentions
599,667,402	48,822,550	5,214,562

6.

The results of the vote to waive from the application of Article Fourth, Section C, Clauses 1 and 4 of the COI, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting in excess of such 10% threshold, the Liberty Investors and the Reverence Investors, but not any other shareholders of the Company, were as follows:

Shares Voted For	Shares Voted Against	Abstentions
460,826,071	20,871,133	5,242,366

There were 166,764,944 broker non-votes on this proposal.

7.	The results of the vote to approve the issuance of shares of Common Stock in connection with the March 2024 capital raise pursuant to New York Stock Exchange listing rules were as follows:

Shares Voted For	Shares Voted Against	Abstentions
420,252,385	21,563,087	45,124,098

There were 166,764,944 broker non-votes on this proposal.

8.	The results of the vote to amend the Incentive Plan to increase the shares of Common Stock reserved for issuance under the Incentive Plan by 35.8 million shares were as follows:

Shares Voted For	Shares Voted Against	Abstentions
390,448,118	90,709,077	5,782,375

There were 166,764,944 broker non-votes on this proposal.

9.	The results of the vote to amend the COI and Amended and Restated Bylaws of the Company in order to eliminate supermajority voting requirements were as follows:

Shares Voted For	Shares Voted Against	Abstentions
462,755,658	19,949,501	4,234,411

There were 166,764,944 broker non-votes on this proposal.

10.	The results of the vote on a shareholder proposal to establish a requirement for a simple majority vote were as follows:

Shares Voted For	Shares Voted Against	Abstentions
197,331,385	283,175,799	6,432,386

There were 166,764,944 broker non-votes on this proposal.

11.	The results of the vote to adjourn the Annual Meeting to solicit additional proxies if sufficient votes to approve proposals (4), (6) and (7) were not obtained by the Company were as follows:

Shares Voted For	Shares Voted Against	Abstentions
457,583,564	25,004,414	4,351,592

There were 166,764,944 broker non-votes on this proposal.

Item 7.01	Regulation FD Disclosure

On June 5, 2024, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

In light of the approval by the shareholders of the Company of proposals (4) and (7):

•

The quarterly non-cumulative cash dividend (annual rate of 13%) and liquidation preference rights of the Company’s Series B Noncumulative Convertible Preferred Stock (the “Series B Preferred Stock”) cease to apply. Shares of Series B Preferred Stock (a) are now entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in accordance with the Series B Preferred Stock Certificate of Designations, including for the dividend declared by the Company for payment on June 17, 2024, and (b) rank as equal to the Common Stock in any liquidation of the Company.

•

All of the issued and outstanding shares of the Company’s Series C Noncumulative Convertible Preferred Stock (the “Series C Preferred Stock”) will automatically convert into shares of Common Stock in accordance with the terms of the Series C Certificate of Designation. No shares of Series C Preferred Stock will be issued or outstanding as of the record date and time for payment of the dividend declared by the Company and payable on June 17, 2024. Therefore, the Company shall have no obligation to make any payment of the quarterly non-cumulative cash dividend (annual rate of 13%) on June 17, 2024 in respect of shares of Series C Preferred Stock. The shares of Common Stock into which the shares of Series C Preferred Stock are converted will be entitled to receive the dividend declared by the Company on shares of Common Stock and payable on June 17, 2024.

In light of the approval by the shareholders of the Company of proposals (4), (6) and (7), the Company will not be required to issue any cash-settled warrants to the investors who participated in the March 2024 capital raise.

As of the close of business on June 7, 2024 (and giving effect to the conversion of shares of Series C Preferred Stock that occurred on June 7, 2024), the number of shares of NYCB’s common stock outstanding was 1,053,916,944 shares.

The preceding information in this Item 7.01, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Amendment, dated June 7, 2024, to the Amended and Restated Certificate of Incorporation of New York Community Bancorp, Inc.

10.1	New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This presentation may include forward-looking statements within the meaning of the federal securities laws by New York Community Bancorp, Inc. (the “Company”) pertaining to such matters as our goals, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion is assets must maintain; (h) matters to be presented to, voted on and approved by the Company’s stockholders, including the associated effect on our capital ratios of the approval of certain proposals; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s Series B preferred stock; and (k) the availability of equity and dilution of existing equityholders associated with amendments to the 2020 Omnibus Incentive Plan.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Director of Investor Relations